UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8 - K

                          CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 2, 2000

                       EMCEE Broadcast Products, Inc.
              (Exact name of registrant as specified in its charter)
 Delaware                         1-6299                     13-1926296
(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation)                    File Number)    Identification Number)

Susquehanna Street Extension, P.O. Box 68, White Haven, PA 18661-0068
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (570) 443-9575

                                         NONE
                           (Former name or former address, if changed since
last report)
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

                    The Registrant's Board of Directors appointed Robert Hostetler to the Board of Directors at a regularly scheduled meeting of the Board held on June 2, 2000. Mr. Hostetler served as a member of the Board of Directors and as President and CEO of American Telecasting, Inc. prior to its acquisition by Sprint Corporation in 1999. Prior to Mr. Hostetler's tenure at American Telecasting, Inc., he was founder and President of several entities in the Choice TV Group, which was a group of companies that developed, owned and operated wireless cable systems. From 1965 to 1987, Mr. Hostetler was Treasurer, Division Manager, Group Vice President, Chief Financial Officer and, for six
          (6) years, President and CEO of CTS Corporation.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          Not applicable.

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          Not Applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EMCEE BROADCAST PRODUCTS, INC.
                              (Registrant)


DATE:     6/9/00                        BY: James L. DeStefano /s/

                                        James L. DeStefano
                                        President/CEO